EXHIBIT 10.26

                            NON-COMPETITION AGREEMENT


     AGREEMENT made this ____ day of January, 2005 by and between Fusion Telecommunications International, Inc., a Delaware corporation ("Fusion") and Marvin Rosen ("Marvin").

                              W I T N E S S E T H:
                             - - - - - - - - - - -

     WHEREAS, Marvin Rosen is the Chief Executive Officer of Fusion but does not receive any compensation from the Company for his services in such capacity;

     WHEREAS, Marvin Rosen is not a party to an employment agreement and is not committed to devote any specific portion of his time working for Fusion; and

     WHEREAS, Fusion is engaged in the provision of traditional voice services, voice over Internet protocol services, private network services, Internet access services are Internet-based video conferencing services (the "Business");

     WHEREAS, Kirlin Securities has required the execution of this Agreement as a condition to acting as the underwriter for the Company's initial public offering;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth in this Agreement, the parties hereto agree as follows:

     1.   Non-competition.

          (a) DURATION AND EXTENT OF RESTRICTION. Marvin shall not, for a period ending January __, 2007, two (2) years after the date hereof (the "Closing Date"), within the geographic regions where Fusion is currently or is planning to operate its Business, engage in the Business the same as, similar to or in general competition with the Business being conducted by Fusion at or prior to the Closing Date; provided, however, that in the event Fusion


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consummates an initial public offering of its securities, the Closing Date shall be the two (2) year anniversary from the effective date of the registration statement. The term "engage in" shall include, but shall not be limited to, activities, whether direct or indirect, as proprietor, partner, stockholder, director, officer, principal, agent, employee, consultant or lender; provided, however, that the ownership of not more than three percent (3%) in the aggregate by Marvin of the stock of a publicly held corporation shall not be included in such term.

          (b) RESTRICTIONS WITH RESPECT TO CUSTOMERS. In furtherance of, and without in any way limiting the restriction in subparagraph (a) above, for the period specified in subparagraph (a) above, Marvin shall not, directly or indirectly:

               (i) request any present or future customers of Fusion to curtail or cancel their business with Fusion;

               (ii)  disclose  the  identity  of any  past,  present  or  future customers of Fusion to any other person, firm or corporation engaged in a business the same as, similar to or in general competition with the Business being conducted by Fusion within the territorial limits described in subparagraph (a) above;

               (iii) solicit, canvas or accept, or authorize any person to solicit, canvas or accept, from any past, present or future customers of Fusion any business for any other person, firm or corporation engaged in a business the same as, similar to or in general competition with the Business being conducted by Fusion within the territorial limits described in subparagraph (a) above; or

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               (iv)  induce or attempt to  influence  any  employee of Fusion to terminate his employment.

     As used in this subparagraph (b), "future customer" shall mean a customer with whom business will have been transacted between the date hereof and the end of the term specified in subparagraph (a) above.

          (c) REMEDIES FOR BREACH. Marvin acknowledges that the restrictions contained in this paragraph 1, in view of the nature of the Business in which Fusion is engaged, are reasonable and necessary to protect the legitimate interests of Fusion and that any violation of these restrictions would result in irreparable injury to Fusion. Marvin agrees that, in the event of a violation of any of such restrictions, Fusion shall be entitled to preliminary and permanent injunctive relief as well as an equitable accounting of all earnings, profits and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which Fusion may be entitled. In the event of a violation, the period of non-competition referred to in subparagraph (a) above shall be extended by a period of time equal to that period beginning when such violation commenced and ending when the activities constituting such violation shall have been finally terminated in good faith.

     2. MISCELLANEOUS.

          (a) NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or when deposited in the United States mails, first class postage prepaid, addressed as set forth below:

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                (i) If to Marvin:

                    Marvin Rosen
                    c/o Fusion Telecommunications International, Inc. 420 Lexington Avenue, Suite 518
                    New York, New York 10170

               (ii) If to Fusion:
                    Fusion Telecommunications International, Inc.
                    420 Lexington Avenue, Suite 518
                    New York, New York 10170
                    Attention: Matthew Rosen


                    with a copy, given in the manner prescribed above, to:

                    Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP 101 East 52nd Street
                    New York, NY 10022
                    Attention: Arthur Marcus, Esq.

     Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

          (b) INDULGENCES. Neither any failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

          (c) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of New York, notwithstanding any New York or other conflict-of-interest provisions to the contrary.

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          (d) BINDING NATURE OF AGREEMENT.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns except that no party may assign or transfer such party's rights or obligations under this Agreement without the prior written consent of the other party.

          (e) EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the parties reflected hereon as the signatories.

          (f) PROVISIONS SEPARABLE. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

          (g) ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements and conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

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          (h) PARAGRAPH  HEADINGS.  The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

          (i) GENDER. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

          (j) NUMBER OF DAYS. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday.

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     IN WITNESS  WHEREOF,  the parties have executed this  Agreement on the date first above written.


Fusion Telecommunications International, Inc.


By:
    --------------------------------
           Authorized Officer




-------------------------
Marvin Rosen